SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           COMMISSION FILE NO. 0-32143


                        Date of Report: November 30, 2009



                              ECOSYSTEM CORPORATION
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             (Exact name of registrant as specified in its charter)

Delaware                                                             20-3148296
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(State of other jurisdiction of                                  (IRS Employer
incorporation or organization                                Identification No.)

One Penn Plaza, Suite 1612, New York, NY                                 10019
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(Address of principal executive offices)                            (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 5.03         Amendment to Certificate of Incorporation

Effective at close of business on November 30, 2009, EcoSystem Corporation filed with the Delaware Secretary of State a Certificate of Amendment of its Certificate of Incorporation. The amendment effected a reverse split of its common stock in a ratio of one-for-one thousand.

Item 9.01         Financial Statements and Exhibits

Exhibits

3-a Certificate of Amendment of Certificate of Incorporation filed on November 24, 2009, effective on November 30, 2009 at 6:00 p.m. Eastern Standard Time.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


December 3, 2009                     EcoSystem Corporation

                                     By: /s/   Kevin Kreisler
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                                               Kevin Kreisler
                                               Chairman